UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 18, 2005 (February 18, 2005)

MQ ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-101399	52-2148018
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 North Point Parkway

Alpharetta, Georgia 30022

(Address of  Principal Executive Office, including Zip Code)

(770) 300-0101

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Elections of Directors; Appointment of Principal Officers.

On February 18, 2005, the Board of Directors of MQ Associates, Inc. (“MedQuest”) asked Thomas C. Gentry to take administrative leave, with full compensation and benefits pursuant to his employment agreement, from the position of Chief Financial Officer. The leave is temporary pending resolution of the ongoing review by the Board’s Audit Committee with respect to potential writedowns of accounts receivable in 2004 and/or potentially prior periods as previously disclosed in the Current Report on Form 8-K filed by MedQuest on February 15, 2005. There has been no finding of improper conduct on the part of Mr. Gentry, but the Board believes this action is advisable to facilitate the Audit Committee’s independent review.

On February 18, 2005, the Board appointed John Haggerty of Argus Management Corp. as interim Chief Financial Officer of MedQuest. Mr. Haggerty is 47 years old and since 1986 has been associated with Argus Management, and has specialized in providing interim management and financial consulting services. The terms of Mr. Haggerty’s engagement with MedQuest have yet to be negotiated. Prior to being named as interim Chief Financial Officer, Mr. Haggerty, on behalf of Argus Management, was acting as an outside consultant to the Audit Committee of the Board in its review.

* * * * *

This Current Report on Form 8-K contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, without limitation, statements regarding MedQuest’s future growth and profitability, growth strategy and trends in the industry in which it operates.  These forward-looking statements are based on MedQuest’s current expectations and are subject to a number of risks, uncertainties and assumptions. MedQuest can give no assurance that such forward-looking statements will prove to be correct.  Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are the ability of MedQuest to negotiate a permanent waiver under the Senior Credit Facility, the uncertainty concerning the amount and timing of the writedowns, the findings of the Audit Committee’s review, general economic and business conditions, the effect of healthcare industry trends on third-party reimbursement rates and demand for MedQuest’s services, limitations and delays in reimbursement by third-party payors, changes in governmental regulations that affect MedQuest’s ability to do business, actions of its competitors, introduction of new technologies, risks associated with its acquisition strategy and integration costs, and the additional factors and risks contained in its Registration Statement on Form S-4 declared effective on October 14, 2004 as well as other periodic reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MQ ASSOCIATES, INC.

Dated: February 18, 2005

	By:	/s/ Gene Venesky
Name: Gene Venesky
Title: Chief Executive Officer